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                                                                   Exhibit 10.1

                         THE PREMCOR REFINING GROUP INC.

                                 AMENDMENT NO. 2
                               TO CREDIT AGREEMENT

         This AMENDMENT NO. 2 (this "Amendment No. 2") is dated as of May 29, 2002 and entered into by and among The Premcor Refining Group Inc., a Delaware corporation (the "Company"), Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent and Collateral Agent, TD Securities (USA) Inc., a Delaware corporation, as Syndication Agent, and Fleet National Bank, a national banking association, as Documentation Agent, and the other financial institutions party hereto (the "Banks"). This Amendment No. 2 amends the Amended and Restated Credit Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of August 23, 2001 by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the parties hereto entered into the Credit Agreement, which provides for a loan facility to the Company; and

         WHEREAS, the Parent desires to consummate a series of restructuring transactions (the "Restructuring") which will result in Sabine River Holding Corp. ("Sabine"), Neches River Holding Corp. ("Neches River"), Port Arthur Coker Company L.P. ("PACC") and Port Arthur Finance Corp. ("PAFC," and together with Sabine, Neches River and PACC, the "Project Companies") becoming wholly owned direct or indirect subsidiaries of the Company;

         WHEREAS, in connection with the Restructuring, the Company and its Affiliates will be engaging in a series of contribution and financing transactions as more fully described in PAFC's Consent Solicitation Statement and Private Placement Memorandum dated May 16, 2002 (the "Consent Solicitation Statement"); and

         WHEREAS, in connection with the Restructuring and the transactions contemplated in connection therewith, the Company has requested and the Banks have agreed to make certain amendments to the Credit Agreement as set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1.01 of the Credit Agreement.

               (a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

               "Amendment No. 2" shall mean Amendment No. 2 to the Credit Agreement, dated as of May 29, 2002 among the Company, the Agents and the Banks.

               "Amendment No. 2 Effective Date" shall mean the date that is the "Amendment No. 2 Effective Date" as defined in Amendment No. 2.

               "Commitment Increase Amount" has the meaning specified in Section 2.11.

               "Common Security Agreement" shall mean the Amended and Restated Common Security Agreement dated as of the Amendment No. 2 Effective Date among PAFC, PACC, Sabine, the Company, Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Collateral Trustee for the Senior Lenders, HSBC Bank USA, as Capital Markets Trustee for the Capital Markets Senior Lenders, and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Depository Bank, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified, refinanced or replaced, in each case in accordance with the terms thereof and of this Agreement.

               "Neches River" shall mean Neches River Holding Corp., a Delaware corporation.

               "New Bank" has the meaning specified in Section 2.11.

               "PACC" shall mean Port Arthur Coker Company L.P., a Delaware limited partnership.

               "PACC Bond Accounts" shall mean the Principal and Interest Accrual Account, the Debt Service Reserve Account, the Casualty and Insurance Account and the Mandatory Prepayment Account maintained in accordance with the provisions of Article V of the Common Security Agreement.

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               "PACC Operating Account" shall mean unsecured accounts of PACC maintained in accordance with the provisions of Section 5.10 of the Common Security Agreement and Section 6.21 of this Agreement.

               "PAFC" shall mean Port Arthur Finance Corp., a Delaware corporation.


               "PAFC Bond Indenture" shall mean that certain Indenture dated as of August 19, 1999 between the Company, the Project Companies, HSBC Bank USA, as Capital Markets Trustee, and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Collateral Trustee, relating to the PAFC Bonds, as amended by Amendment No. 1 thereto as of the Amendment No. 2 Effective Date and as the same may hereafter be amended, amended and restated, supplemented or otherwise modified, refinanced or replaced, in each case in accordance with the terms thereof and of this Agreement.

               "PAFC Bonds" shall mean the 12.5% Senior Secured Notes of PAFC due 2009.

               "PAFC Bond Guarantee" shall mean the unconditional guarantee of the Company, on a senior unsecured basis, of the payment obligations of PAFC under the PAFC Bonds, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified, refinanced or replaced, in each case in accordance with the terms thereof and of this Agreement.

               "Permitted PACC Accounts" shall mean the PACC Bond Accounts and the PACC Operating Account.

               "Pledge Agreement" shall mean the Pledge Agreement dated as of the Amendment No. 2 Effective Date between the Company, the Collateral Agent and the Administrative Agent on behalf of the Banks and the Bank Swap Parties, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified, refinanced or replaced, in each case in accordance with the terms thereof and of this Agreement as in effect.

               "Project Companies" shall mean, Sabine, Neches River, PACC and PAFC.

               "Sabine" shall mean Sabine River Holding Corp., a Delaware corporation.

               "Subsidiary Security Agreement" shall mean the Security Agreement dated as of the Amendment No. 2 Effective Date among PACC, the Collateral Agent and the Administrative Agent on behalf of the Banks, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified, refinanced or replaced, in each case in accordance with the terms thereof and of this Agreement as in effect.

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               (b) The defined term "Collateral Documents" shall be amended by inserting the phrase "the Pledge Agreement, the Subsidiary Security Agreement," immediately following the words "the Custodian Account Agreement," contained therein.

               (c) The defined term "Eligible Cash" shall be amended by inserting the following at the end of such definition: "less any intercompany payables or other amounts owed by the Company to any of the Project Companies with respect to the purchase and sale of Petroleum Products".

               (d) The defined term "Eligible Petroleum Inventory" shall be amended by deleting the number "20,000,000" and inserting the number "40,000,000" in lieu thereof.

               (e) The defined term "Institutional Finance Documents" shall be amended by inserting the words ", the PAFC Bonds, the PAFC Bond Indenture, the Common Security Agreement," immediately preceding the words "Holdings Exchange Debentures" contained therein.

          1.2  Addition of Section 2.11 to the Credit Agreement. The following
Section 2.11 will be added immediately following Section 2.10 of the Credit
Agreement:

               "2.11 Increase of Commitments. So long as no Default or Event of Default then exists or would result therefrom, the Company may, at any time and from time to time and upon at least five (5) Business Days' notice, deliver a written request to the Administrative Agent to increase the aggregate Commitments under this Agreement by up to $50,000,000 in the aggregate ("Commitment Increase Amount"). Each such request to increase the Commitments shall be a Commitment Increase Amount of not less than $5,000,000 or in an integral multiple of $5,000,000 in excess thereof. The Commitment Increase Amount will be in the form of increases in the Commitments under the Tranche 2 Facility. In the event the Company desires to increase the Commitments, the Administrative Agent, upon receipt of the written request from the Company described above, may offer to (x) any Bank or
          (y) one or more banks, financial institutions or other entities, which are not Banks and are acceptable to the Administrative Agent in its sole discretion ("New Banks"), the opportunity to participate in any or all of the Commitment Increase Amount. Any such increase shall become effective upon the execution by the Company, the Administrative Agent and any lender providing a portion of the Commitment Increase Amount of an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent and the Company, pursuant to which, if such lender is a New Bank, such New Bank shall become a Bank under this Agreement and the other Loan Documents with respect to its portion of the Commitment Increase Amount. Upon the effectiveness of a Commitment Increase Amount, each Bank's Pro Rata Share in the liability of each outstanding Letter of Credit shall be reallocated in accordance with the definition of "Pro Rata

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          Share" and if there are any outstanding Loans, the Banks and/ or such
          New Bank providing the Commitment Increase Amount shall make such payments among themselves as directed by the Administrative Agent so that each Bank is responsible for its Pro Rata Share of such Loans. This Agreement and the other Loan Documents shall be deemed to be amended to reflect the Commitment Increase Amount and the addition of any New Banks as Banks party hereto and thereto."

          1.3 Amendment to Section 3.01 of the Credit Agreement. Section 3.01 of the Credit Agreement is hereby amended by deleting the number "50,000,000" contained in subsection (b) thereof and inserting the number "70,000,000" in lieu thereof.

          1.4 Amendment to Section 6.21 of the Credit Agreement. Section 6.21 of the Credit Agreement is hereby amended by adding the phrase "other than the Permitted PACC Accounts" at the end of such section.

          1.5 Amendment to Section 7.06 of the Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by inserting the words "and shall name the Administrative Agent as an additional insured" immediately following the words "shall name the Collateral Agent as loss payee" contained therein.

          1.6  Addition of Section 7.16 to the Credit Agreement. The following
     Section 7.16 will be added immediately following Section 7.15 of the Credit
     Agreement:

               "7.16 Periodic Distributions by the Project Companies. The Company shall cause the Project Companies to distribute to the Company, through the declaration of a dividend, all Cash in excess of $20,000,000 at any time held by any of the Project Companies in the PACC Operating Account to the extent that doing so would not result in a breach of applicable law. In addition to the immediately preceding sentence, in the event the aggregate amount (including intercompany payables) owed by the Company to the Project Companies exceeds $40,000,000 at any time, the Company shall immediately cause the Project Companies to forgive such amounts to the extent that doing so would not result in a breach of applicable law."

          1.7 Amendment to Section 8.01 of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (u); (ii) deleting the period at the end of clause (v) and inserting the phrase "; and" in lieu thereof; and (iii) inserting the following new clause:

               "(w) Liens on the assets of any of the Project Companies as in effect as of the Amendment No. 2 Effective Date.

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         1.8    Amendment to Section 8.02 of the Credit Agreement. Section 8.02
of the Credit Agreement is hereby amended by deleting the period at the end of such section and inserting the phrase "; and" in lieu thereof and by inserting the following new clause:

                "(h) the sale or transfer of any property or assets consummated in compliance with Section 8.04."

         1.9 Amendment to Section 8.04 of the Credit Agreement. Section 8.04 of the Credit Agreement is hereby amended by (i) adding the sentence "Notwithstanding the foregoing, each of the Project Companies shall be a Restricted Subsidiary of the Company without being required to be a co-borrower or guarantor hereunder." immediately following the first sentence thereof; (ii) deleting the word "and" at the end of clause (i); (iii) deleting the period at the end of clause (j) and inserting a semicolon in lieu thereof; and (iii) inserting the following new clauses:

                "(k) capital contributions by the Company to the Project Companies necessary to fund the PACC Bond Accounts in an aggregate amount not to exceed the amounts required by the Common Security Agreement;

                (l) the performance by the Company of its obligations to any of the Project Companies and by the Project Companies to the Company and each other; provided that if such obligations are incurred pursuant to agreements entered into after the Amendment No. 2 Effective Date, such obligations must comply with Section 8.06;

                (m) "Authorized Investments" (as such term is defined in the Common Security Agreement) by the Project Companies;

                (n) loans or advances by any Project Company to any other Project Company or to the Company; and

                (o) Indebtedness permitted by Section 8.05(n)."

         1.10 Amendment to Section 8.05 of the Credit Agreement. Section 8.05 of the Credit Agreement is hereby amended by (i) adding the phrase ", the PAFC Bonds" after the phrase "1997 Fixed Rate Notes" and the phrase ", the PAFC Bond Indenture" after the phrase "the 1997 Fixed Rate Note Indentures" in subsection
(g) thereof, (ii) deleting the word "and" at the end of clause (i), (iii) deleting the period at the end of clause (j) and inserting a semicolon in lieu thereof, and (iv) inserting the following new clauses:

                "(k) Indebtedness of PAFC evidenced by the PAFC Bonds;

                (l) Indebtedness of the Company evidenced by the PAFC Bond Guarantee;

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                (m) Indebtedness of the Project Companies evidenced by any guarantee of the Project Companies of the PAFC Bonds;

                (n) Indebtedness of any Project Company owing to the Company or any other Project Company and Indebtedness of the Company to the Project Companies, in each case in connection with the purchase of Petroleum Products and other products, capital expenditures, turn around maintenance expenditures and the performance of services; and

                (o) Indebtedness of the Project Companies with respect to tax exempt industrial development bonds in an aggregate amount not to exceed $50,000,000."

         1.11 Amendment to Section 8.08 of the Credit Agreement. Section 8.08 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (h), deleting clause (i) and inserting the following new clauses:

                "(i) Contingent Obligations of the Project Companies with respect to Indebtedness permitted by Section 8.05(k);

                (j) Contingent Obligations of the Company with respect to Indebtedness permitted by Section 8.05(l);

                (k) Contingent Obligations of the Project Companies with respect to Indebtedness permitted by Section 8.05(m);

                (l) Contingent Obligations with respect to letters of credit (other than Letters of Credit) permitted to be issued under the Credit Agreement; and

                (m) Other Contingent Obligations in an aggregate amount not to exceed $2,000,000 at any time."

         1.12 Amendment to Section 8.11 of the Credit Agreement. Section 8.11 of the Credit Agreement is hereby amended by deleting "and (f)" in the fourth line from the end thereof and inserting the following in its place:

                ", (f) refinance the 1998 Floating Rate Loans, (g) make capital contributions to the Project Companies on the Amendment No. 2 Effective Date to fund the PACC Bond Accounts in an amount not to exceed $9,400,000 and (h)".

         1.13 Amendment to Section 8.15 of the Credit Agreement. Section 8.15 of the Credit Agreement is hereby amended by (i) deleting the word "The" at the beginning of the first line of clause (a) and replacing it with: "Except for the Permitted PACC Accounts, the"; (ii) deleting the word "The" at the beginning of the first line of clause (b) and replacing it with: "Except for the Permitted PACC Accounts, the"; and (iii) deleting

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the word "The" at the beginning of the first line of clause (c) and replacing it with: "Except for the Permitted PACC Accounts, the".

         1.14 Amendment to Section 8.16 of the Credit Agreement. Section 8.16(c) of the Credit Agreement is hereby amended by deleting the number "150,000,000" therein and inserting the number "400,000,000" in lieu thereof.

         1.15 Amendment to Section 8.18 of the Credit Agreement. Section 8.18 of the Credit Agreement is hereby amended by inserting the phrase ", the Common Security Agreement, the PAFC Bonds," immediately preceding the phrase "any of the 9 1/2% Notes" in line three thereof, and by inserting the phrase "the PAFC Bond Guarantee, the PAFC Bond Indenture," immediately preceding the phrase "the 9 1/2% Note Indenture" contained therein.

         1.16   Addition of Section 8.19 to the Credit Agreement. The following
Section 8.19 will be added immediately following Section 8.18 of the Credit
Agreement:

                "8.19 Other Agreements. The Company shall not, and shall not suffer or permit any Restricted Subsidiary to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction which, by its terms, restricts the ability of any Restricted Subsidiary of the Company to (i) pay dividends or make any other distributions on any such Restricted Subsidiary's Capital Stock or pay any Indebtedness owed to the Company or any Restricted Subsidiary of the Company, (ii) make any loans or advances to the Company or any Restricted Subsidiary of the Company, or (iii) transfer any of its property or assets to the Company or any Restricted Subsidiary of the Company, except for, in the case of clauses (i), (ii) and (iii) above, any restrictions (a) existing under the Common Security Agreement, (b) pursuant to an agreement relating to Indebtedness incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Company and outstanding on such date and not incurred in anticipation of becoming a Restricted Subsidiary, (c) imposed by virtue of applicable corporate law or regulation and relating solely to the payment of dividends or distributions to stockholders, (d) with respect to restrictions of the nature described in clause (iii) above, included in a contract entered into in the ordinary course of business and consistent with past practices that contains provisions restricting the assignment of such contract or pursuant to any agreement creating a Lien on the applicable property permitted by Section 8.01 or pursuant to any agreement pursuant to which the applicable property is to be sold or leased in a transaction permitted by this Agreement, (e) pursuant to an agreement effecting a renewal, extension, refinancing, refunding or replacement of Indebtedness referred to in (a) or (b) above, provided, however, that the provisions contained in such renewal, extension, refinancing, refunding or replacement agreement relating to such encumbrance or restriction, taken as a whole are not materially more restrictive than the provisions contained in the

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         agreement the subject thereof, as determined in good faith by the
         Administrative Agent, or (f) which shall not in the aggregate cause the Company to not have the funds necessary to pay the principal of or interest, on the Loans and/or L/C Obligations outstanding on any Settlement Date."

         1.17 Amendment to Section 10.10 of the Credit Agreement. Section 10.10(b) of the Credit Agreement is hereby amended by adding the following at the end of the first sentence:

                "and (v) as contemplated by Amendment No. 2."

                                   ARTICLE II

                             AGREEMENTS OF THE BANKS

         2.1 Exclusion from Collateral. The Banks agree that no property of the Project Companies shall be Collateral or be subject to the Liens created by the Loan Documents except for crude oil inventory, intermediate products and refined products and the proceeds thereof that constitute cash or cash equivalents (the "Project Companies Collateral").

         2.2 Inclusion in Borrowing Base. The Banks agree that the Project Companies Collateral shall be included in the calculation of the Borrowing Base on the same basis as similar assets of the Company, mutatis mutandis.

         2.3 Benefit of Letters of Credit. The Banks agree that Letters of Credit may be issued for the benefit of, and to support the business of, Subsidiaries of the Company.

                                   ARTICLE III

        AMENDMENTS TO THE SCHEDULES AND EXHIBITS TO THE CREDIT AGREEMENT

         3.1    Amendment to Schedule 6.17 to the Credit Agreement. Schedule
6.17 to the Credit Agreement is hereby amended by replacing the existing
Schedule 6.17 with Schedule 6.17 attached hereto.

         3.2    Amendment to Schedule 7.06 to the Credit Agreement. Schedule
7.06 to the Credit Agreement is hereby amended by replacing the existing
Schedule 7.06 with Schedule 7.06 attached hereto.

         3.3 Amendment to Exhibit D to the Credit Agreement. Paragraph A of Exhibit D to the Credit Agreement is hereby amended and restated as follows:

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                "Attachment A to this Borrowing Base Certificate correctly sets forth a summary of the types, locations and values of the Company's Eligible Cash and Eligible Cash Equivalents and the amount of the payables owed by the Company to the Project Companies, in each case as of the date hereof."

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Administrative Agent and each Bank that:

         4.1 On the date of effectiveness of any of the amendments and waivers herein (after giving effect to the consummation of the Restructuring and the transactions contemplated by this Amendment No. 2 to have occurred on or prior to such date), the Company shall be deemed to have certified to the Banks that, after giving effect to the amendments and waivers contained herein that become effective on such date (i) all of the representations and warranties contained in the Credit Agreement are true and correct on and as of such date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent (x) the representations and warranties set forth in Section 6.05 of the Credit Agreement relate to any litigation which has been specifically disclosed to the Banks and which has been added to Schedule 6.05 to the Credit Agreement with the written approval of the Majority Banks and (y) the representation and warranty set forth in Section 6.25 of the Credit Agreement relates to any event or condition which has been specifically disclosed to the Banks and which has been added to Schedule 6.25 to the Credit Agreement with the written approval of the Majority Banks) and (ii) no Default or Event of Default exists as of the Amendment No. 2 Effective Date.

         4.2 All of the representations and warranties of the Project Companies contained in the Common Security Agreement are true and correct on and as of the Amendment No. 2 Effective Date (as defined below) and are hereby incorporated by reference into this Amendment No. 2 for the benefit of the Agent and the Banks as if set forth herein. No Event of Default has occurred under the Common Security Agreement.

         4.3 The execution, delivery and performance by the Company and its Restricted Subsidiaries of the documents to be executed and delivered in connection with the Restructuring do not (a) contravene the terms of any of that Person's Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any documents evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any arbitrator or Governmental Authority to which such Person or its property is subject or (c) violate any Requirement of Law.

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     4.4  The Consent Solicitation Statement (including the documents incorporated by reference therein) does not contain any untrue statement of material fact or any omissions of material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V

                           EFFECTIVENESS OF AMENDMENTS

     This Amendment No. 2 shall become effective on the opening of business in New York on the Business Day (the "Amendment No. 2 Effective Date") on which the Administrative Agent has notified the Company and the Banks that (i) the Administrative Agent has executed a counterpart signature page of this Amendment No. 2 and has received executed counterpart signature pages of this Amendment No. 2 from the Company and the Majority Banks and (ii) the conditions set forth in Article VI hereof have been satisfied in the judgment of the Administrative Agent.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     6.1 Conditions of Effectiveness. The obligations of each Bank hereunder and under the Credit Agreement and the effectiveness of this Amendment No. 2 are subject to the fulfillment of the following conditions precedent and the prior receipt by the Administrative Agent of all of the following (and in the case of any agreements, documents, opinions and certificates (other than those delivered pursuant to Sections 5.1(g) and (h)), in sufficient copies for the Administrative Agent and each Bank) dated the Amendment No. 2 Effective Date or such other date as is satisfactory to the Administrative Agent in form and substance satisfactory to each of the Lead Banks:

          (a) Transactions Contemplated in Connection with the Restructuring. Evidence that, as of the Amendment No. 2 Effective Date, (i) all of the material transactions contemplated in connection with the Restructuring including, but not limited to (A) the prepayment of all principal and interest and the termination of all commitments under the Bank Senior Loan Agreement, dated as of August 19, 1999 between the Project Companies, Deutsche Bank as Administrative Agent and the Bank Senior Lenders signatory thereto and the Secured Working Capital Facility, dated as of August 19, 1999 between the Project Companies, Deutsche Bank as Administrative Agent and the Bank Senior Lenders signatory thereto; (B) the termination of the Winterthur Oil Payment and Debt Service Reserve Insurance Policies and AIG Breach of Contract Insurance Policies; and
(C) the release of any related guarantees, in each case have been consummated as described in the Consent Solicitation Statement to the extent such transactions were to be consummated on or prior to the Amendment No. 2 Effective Date; and
(ii) all necessary material third party consents approving the Restructuring have been obtained.

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          (b)  Pledge Agreement and Subsidiary Security Agreement. Copies of the
Pledge Agreement and the Subsidiary Security Agreement duly executed and delivered by the parties thereto and effective as of the Amendment No. 2 Effective Date, each of which shall be in form and substance satisfactory to the Administrative Agent.

          (c) Common Security Agreement. Copies of the Common Security Agreement executed in connection with the Restructuring, which shall be amended to, among other things, permit payments from the Project Companies to the Company, which Common Security Agreement shall be in the form previously provided to the Banks as it may be amended or otherwise modified in a manner not materially adverse to the Banks or with the consent of the Majority Banks.

          (d) Approval of Other Agreements. Copies of all other agreements executed and delivered in connection with the Restructuring, including, but not limited to, the PAFC Bonds, the PAFC Bond Indenture and the PAFC Bond Guarantee (in each case including all schedules and exhibits thereto), each of which shall be in form and substance reasonably satisfactory to each of the Lead Banks.

          (e) Legal Opinion. An opinion of Simpson Thacher & Bartlett, counsel to the Company, addressed to the Administrative Agent and the Banks, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Amendment No. 2 Effective Date, covering such matters incident to Amendment No. 2 as the Administrative Agent may reasonably request.

          (f) Certificate. A certificate signed by a Responsible Officer, dated as of the Amendment No. 2 Effective Date, stating that: (i) the representations and warranties contained in the Credit Agreement are true and correct on and as of such date, as though made on such date; (ii) no Default or Event of Default under the Credit Agreement exists on the Amendment No. 2 Effective Date after giving effect to the Restructuring or the transactions contemplated thereby, or would result from the execution and performance of any agreement entered into in connection with the Restructuring; (iii) the condition precedent set forth in
Section 6.1(a) of this Amendment No. 2 has been satisfied; and (iv) except as specifically disclosed in Schedule 6.25, there has occurred since December 31, 2001, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (g) Consent Fee. The Company shall have paid to each Bank which has executed and delivered a counterpart of this Amendment No. 2 on or prior to 5:00 PM (New York time) on Wednesday, May 29, 2002, an amendment fee equal to 0.15% of the Commitment of such Bank as in effect on such date.

          (h) Administrative Agent Fee. The Company shall have paid to the Administrative Agent such fees as may have been agreed to in writing among such parties.

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                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (a) This Amendment No. 2 modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 2.

          (b) Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

     7.2 Headings. Section and clause headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.

     7.3 Applicable Law. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     7.4 Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                      THE PREMCOR REFINING GROUP INC.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                      AGENTS


                                      DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS
                                          as Administrative Agent and Collateral
                                          Agent


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      TD SECURITIES (USA), INC.
                                          as Syndication Agent


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      FLEET NATIONAL BANK
                                          as Documentation Agent


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      TRANCHE 1 LENDER


                                      DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS
                                          as a Bank


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                      TRANCHE 2 LENDERS


                                      DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS
                                          as a Bank


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      COMERICA BANK
                                          as a Bank


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      CONGRESS FINANCIAL CORPORATION
                                          as a Bank


                                      By:
                                          --------------------------------------
                                          Name:

                                      Title:


                                 CREDIT LYONNAIS NEW YORK BRANCH
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 FLEET NATIONAL BANK
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 GENERAL ELECTRIC CAPITAL
                                      CORPORATION
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 GMAC COMMERCIAL CREDIT LLC
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                 HELLER FINANCIAL, INC.
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 HIBERNIA NATIONAL BANK
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 NATIONAL WESTMINSTER BANK PLC
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 ORIX FINANCIAL SERVICES, INC.
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 THE PROVIDENT BANK
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                 RZB FINANCE LLC
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 SIEMENS FINANCIAL SERVICES, INC.
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 SOVEREIGN BANK
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 TEXTRON FINANCIAL CORPORATION
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                 TORONTO DOMINION (TEXAS), INC.
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 TRANSAMERICA BUSINESS CAPITAL CORPORATION
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 UNION BANK OF CALIFORNIA, N.A.
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 VAN KAMPEN CLO I, LIMITED
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                 VAN KAMPEN CLO II, LIMITED
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 WELLS FARGO BANK, N.A.
                                      as a Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 ISSUING BANKS


                                 DEUTSCHE BANK AG - NEW YORK BRANCH
                                      as Issuing Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                      ------------------------------------------
                                 By:  Name
                                      Title:


                                 DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS
                                      as Issuing Bank

                                 By:
                                      ------------------------------------------
                                      Name:

                                      Title:


                                 FLEET NATIONAL BANK
                                      as Issuing Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 THE TORONTO DOMINION BANK
                                      as Issuing Bank

                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title: